UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.05.	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 18, 2026, the Board of Directors of Farmers and Merchants Bancshares, Inc. (the “Company”) amended and restated the Code of Ethics that applies to all of the Company’s directors and executive officers, including its principal executive officer and principal financial officer (the “Code of Ethics”), for the purpose of updating it and making it a more compliance-focused and principles-based code of ethics. The following list summarizes the amendments:

1.	Structure & Tone
•	Transition to a concise, section-based policy format
•	More professional, compliance-focused tone

2.	Governance & Accountability Enhancements
•	Formalized reporting expectations and accountability
•	New anti-retaliation protections for good-faith reporting
•	Clear, tiered disciplinary framework

3.	Conflicts of Interest
•	Simplified, principle-based guidance
•	Heightened focus on both actual and perceived conflicts
•	Immediate disclosure requirement emphasized

4.	Gifts & Business Courtesies
•	‘Nominal value’ threshold increased from $50 to $100
•	Simplified standards emphasizing reasonableness and frequency

5.	New and Expanded Policy Areas
•	Confidentiality & data protection (including breach reporting)
•	Personal trading and insider information restrictions
•	External employment approval and disclosure structure
•	Community and political activity guidelines

6.	Personal Financial Responsibility
•	Shift from prescriptive triggers (e.g., resignation requirements) to principle-based expectations

7.	Removal of Prescriptive Detail
•	Eliminates extensive examples and scenario-based rules
•	Replaces detailed restrictions with principles and management oversight

8.	Compliance Alignment
•	Stronger emphasis on fraud, bribery, and regulatory compliance
•	Improved alignment with enterprise risk management practices

9.	Administration & Acknowledgment
•	Annual employee and director acknowledgment required
•	Board approval required for policy updates

A copy of the Code of Ethics is filed as Exhibit 14.1 to this report. The Code of Ethics is also available on the Company’s website at, www.fmb1919.bank, and may be accessed by clicking on “Investor Relations”, then “About Us”, then “Corporate Overview”, and then “Code of Ethics”.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed with this report are listed in the following Exhibit Index:

Exhibit No.	Description

14.1	Code of Ethics (filed heretwith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: May 21, 2026	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO